SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 25, 2008

                              WINTHROP REALTY TRUST
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

           001-06249                                     34-6513657
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    (Commission File Number)                (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4614
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

      On March 25, 2008, Winthrop Realty Trust (the "Trust") sold in a block trade all of its 3,500,000 shares held in Lexington Realty Trust ("Lexington") for a net sales price of $52,850,000. The Trust had originally acquired the shares on November 7, 2005 in connection with the initial public offering of Newkirk Realty Trust, Inc. which was subsequently merged with and into Lexington. The Trust acquired the shares for $50,000,000 in cash and the assignment of certain exclusivity rights relating to net lease assets which was valued at $20,000,000. Since there initial acquisition in November 2005, the Trust had received total dividends on these shares of approximately $21,000,000. The shares sold constituted all shares held by the Trust in Lexington.

      The Trust previously took an other-than-temporary impairment on these shares at December 31, 2007 in accordance with applicable accounting rules which reduced the Trust's carrying value in the shares to $50,280,000. As a result, the Trust will recognize a gain on sale of approximately $2,030,000 during the first quarter of 2008.

      A copy of the press release issued on March 25, 2008 with respect to the foregoing sale of shares is attached hereto as exhibit 99.1

ITEM 9.01 Financial Statements and Exhibits.

      (d)   Exhibits

      99.1  Press Release dated March 25, 2008

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 27th day of March, 2008.

                                                     WINTHROP REALTY TRUST


                                                     By: /s/ Peter Braverman
                                                         -----------------------
                                                         Peter Braverman
                                                         President